Related Party Transactions	12 Months Ended
Sep. 27, 2013
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
The Company has amounts due related to loans and advances issued to employees in prior years under the Company's Key Employee Loan Program, relocation programs and other advances made to executives. Loans were provided to employees under the Company's Key Employee Loan Program, which is now discontinued, except for outstanding loans for the payment of taxes upon the vesting of shares granted under our Restricted Share Ownership Plans. During the fourth quarter of 2002, the Board of Directors and new senior management at that time adopted a policy under which no new loans are allowed to be granted to any officers of the Company and existing loans are not allowed to be extended or modified. There have been no loans made to any of the Company's current executives. The outstanding loans are not collateralized and bear interest, payable annually, at a rate based on the six-month LIBOR, calculated annually as the average of the rates in effect on the first day of each of the preceding 12 months. Loans are generally repayable in 10 years; however, earlier payments are required under certain circumstances, such as when an employee is terminated. In addition, the Company made mortgage loans to certain employees under employee relocation programs. These loans are generally payable in 15 years and are collateralized by the underlying property. The maximum amount outstanding under these programs was $21 million as of both September 27, 2013 and September 28, 2012. Loans receivable under these programs, as well as other unsecured advances outstanding, were $21 million as of both September 27, 2013 and September 28, 2012. The total outstanding loans receivable includes loans to L. Dennis Kozlowski, the Company's former chairman and chief executive officer (until June 2002). The amount outstanding under these loans, plus accrued interest, was $28 million as of both September 27, 2013 and September 28, 2012 and the rate of interest charged on such loans was 0.4% and 0.7% in 2013 and 2012, respectively. Interest income on these interest bearing loans was not material for all periods presented. Certain of the above loans totaling $1 million as of both September 27, 2013 and September 28, 2012 are non-interest bearing.
The Company filed civil complaints against Mr. Kozlowski, its former chief financial officer, Mark Swartz, and Frank E. Walsh, Jr., a former director for breach of fiduciary duty and other wrongful conduct. See Note 13 for additional information.
During 2013, 2012 and 2011, the Company engaged in commercial transactions in the normal course of business with companies where the Company's Directors were employed and served as officers. Purchases from these companies during each year aggregated less than 1% of consolidated net revenue.